Prospectus Supplement dated August 31, 2005 to:	227959 8/05

PUTNAM CAPITAL APPRECIATION FUND

Prospectuses dated September 30, 2004

The third paragraph and table under the heading “Who manages the fund?” are replaced with the following:

The following team members coordinate the teams’ management of the fund’s portfolio.  Their experience as investment professionals over the last five years is shown.  The following table also shows the dollar range of shares of the fund owned by these professionals as of September 30, 2004, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

Portfolio Leader	Joined Fund	Employer	Positions Over Past Five Years	Dollar Range of Fund Shares Owned
James C. Wiess	2004	Putnam Management 2000 – Present	Chief Investment Officer, U.S. Core Team Previously, Sr. Portfolio Manager	$0
Portfolio Members	Joined Fund	Employer	Positions Over Past Five Years	Dollar Range of Fund Shares Owned
Richard P. Cervone	2004	Putnam Management 1998 – Present	Portfolio Manager Previously, Analyst	$10,001 - $50,000
Joseph P. Joseph	1999	Putnam Management 1994 – Present	Chief Investment Officer, Global Core Small Cap Previously, Director, Global Equity Research	$0
James S. Yu	2003	Putnam Management 2002 – Present	Portfolio Manager	$0
		John Hancock Funds Prior to Oct. 2002	Portfolio Manager